EXHIBIT 23-3


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Form S-3 Registration Statement under the Securities Act of 1993.





                                                        /s/ Arthur Andersen LLP
                                                        ------------------------


Baltimore, Maryland
April 6, 1998